UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2017

Power Solutions International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35944	33-0963637
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 6, 2017, Power Solutions International, Inc. (the “Company”) (Nasdaq: PSIX) received notice from the Staff (the “Staff”) of the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that the Staff had determined to delist the Company’s securities from the Nasdaq Capital Market based upon the Company’s continued non-compliance with Nasdaq’s filing requirement, as set forth in Nasdaq Listing Rule 5250(c)(1), unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Staff’s notice followed the Company’s failure to file its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2016 and September 30, 2016 (the “Delayed Reports”) with the Securities and Exchange Commission (the “SEC”) prior to the expiration of the extension period on February 6, 2017, as granted by the Staff.

The Company intends to timely request a hearing before the Panel, which request will automatically stay the suspension of trading in the Company’s common stock for at least 15 days. In connection with its request for a hearing, the Company also intends to request that the Panel determine to further stay any suspension of trading at least pending the ultimate outcome of the hearing. The Company anticipates receipt of a determination with respect to the stay request by February 28, 2017.

As previously disclosed in its Current Reports on Form 8-K, as filed on January 5, 2017 and February 3, 2017, the Company’s consolidated financial statements for (i) the fiscal year ended December 31, 2015 and the second, third and fourth fiscal quarters within such fiscal year, and (ii) the fiscal quarter ended March 31, 2016, will be restated to reflect the impact of certain errors involving revenue recognition, and that the Company’s former independent registered public accounting firm had resigned on January 27, 2017 citing certain concerns, including its inability to rely on management representations and material weaknesses in the Company’s overall control environment. The Company has engaged a new independent registered public accounting firm and is working diligently to quantify the expected adjustments necessary to complete the restatements and to file the Delayed Reports as soon as practicable.

As also disclosed in the Company’s prior filings with the SEC, the Audit Committee of the Company’s Board of Directors has been overseeing an independent internal review of the Company’s financial reporting. The Audit Committee’s review is being conducted with the assistance of independent counsel and forensic accounting professionals engaged directly by the Audit Committee and is ongoing. There can be no assurance that the Company will not identify other accounting errors or additional deficiencies in internal controls as a result of the Audit Committee’s ongoing internal review or otherwise, or that any additional deficiencies, if identified, will not constitute additional material weaknesses.

At the hearing, the Company will present its plan to file the Delayed Reports and thereby evidence full compliance with Nasdaq’s filing requirement. The Panel has the discretion to grant the Company an extension through August 7, 2017; however, there can be no assurance that the Panel will extend the stay of the trading suspension beyond the automatic 15 day period or ultimately grant the Company’s request for continued listing on Nasdaq.

On February 10, 2017, the Company issued a press release announcing its receipt of the Nasdaq notice. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Caution Regarding Forward-Looking Statements

This Form 8-K Current Report includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding potential impacts of Nasdaq’s notice, the ongoing nature of the Audit Committee’s internal review, and the ability to complete the restatement of the affected financial statements and address material weaknesses. Factors that could cause or contribute to such differences include: the final results of the Audit Committee’s internal review as it impacts the Company’s accounting, accounting policies and internal control over financial reporting; the reasons giving rise to the resignation of the Company’s prior independent registered public accounting firm; the time and effort required to complete the restatement of the affected financial statements and amend the related Form 10-K and Form 10-Q filings; the inability to obtain a hearing from the Hearing Panel and file delinquent periodic reports within the deadlines imposed by Nasdaq and the potential delisting of the Company’s common stock from Nasdaq; the subsequent discovery of additional adjustments to the Company’s previously issued financial statements; the timing of completion of necessary re-audits, interim reviews and audits by the new independent registered public accounting firm; the timing of completion of steps to address and the inability to address and remedy, material weaknesses; the identification of additional material weaknesses or significant deficiencies; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the financial reporting and internal control matters and related class action litigation; the impact of the resignation of the Company’s independent registered public accounting firm on the Company relationship with its lender and trade creditors and the potential for defaults and exercise of creditor remedies and the implications of the same for its strategic alternatives process; the potential delisting of the Company’s common stock from NASDAQ and any adverse effects resulting therefrom; and the impact of the previously disclosed investigation initiated by the SEC and any related or additional governmental investigative or enforcement proceedings. Actual events or results may differ materially from the Company’s expectations. The Company’s forward-looking statements are presented as of the date hereof. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The Exhibit Index appearing immediately after the signature page to this Report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER SOLUTIONS INTERNATIONAL, INC.

By:	/s/ William Buzogany
William Buzogany
General Counsel

Dated: February 10, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on February 10, 2017